UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) November 24, 2003


                     Commission File Number  333-51180
                                            -----------


                         OMEGA VENTURES GROUP, INC.
                  Formerly known as Office Managers, Inc.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


          NEVADA                                       87-0661638
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                      Identification Number)




          136 East South Temple, Suite 1600, Salt Lake City, Utah
          --------------------------------------------------------
                  (Address of principal executive offices)

                                   84111
                                -----------
                                 (Zip Code)


                               (801) 363-2599
              -----------------------------------------------
              (Registrant's Executive Office Telephone Number)


ITEM 5.  OTHER EVENTS

     On November 7, 2003, the majority shareholders of Office Managers, Inc., (the "Company") approved a proposal to change the name of the Company to Omega Ventures Group, Inc. On November 13, 2003, the Company filed with the state of Nevada an amendment to its Articles of Incorporation to change the name of the Company.

     NASDAQ has confirmed that the change in the Company's name and OTCBB symbol became effective at the opening of business on Monday, November 24, 2003. The Company's new trading symbol will be OMGV.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     On November 10, 2003, Charles P. Smith resigned as a director of the Company. His resignation was not the result of any disagreement with the Company on any matter relating to Company operations, policies or practices.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              OMEGA VENTURES GROUP, INC.



Date: December 1, 2003        By: /S/ John M. Hickey
                              ---------------------------------------
                              John M. Hickey, President